UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island	02895
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events.

On September 22, 2025, Omnicare, LLC (“Omnicare”), a wholly owned indirect subsidiary of CVS Health Corporation (NYSE: CVS), issued a press release announcing that Omnicare and certain of its subsidiary entities (the “Omnicare Entities”) have voluntarily initiated chapter 11 proceedings under the U.S. Bankruptcy Code, in order to resolve issues related to its recent litigation in the U.S. District Court for the Southern District of New York (the “District Court”), in which the District Court imposed excessive monetary damages against Omnicare. Omnicare also intends to use this process to address other financial challenges facing the broader long-term care pharmacy industry and to evaluate its restructuring options, including the implementation of a standalone restructuring or sale strategy. Omnicare has entered into a debtor-in-possession financing agreement with a third party to support the Omnicare Entities as they continue to operate during the chapter 11 proceedings. Upon court approval, Omnicare expects this financing, along with cash generated from operations of the Omnicare Entities, will provide sufficient liquidity for Omnicare to meet its ongoing business obligations during the court-supervised process.

The press release is attached hereunder as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press release of Omnicare, LLC dated September 22, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: September 22, 2025	By:	/s/ Kristina V. Fink
Kristina V. Fink
Senior Vice President, Secretary and Chief Governance Officer